Exhibit 99.3

07/99                                                                     Page 1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1995-C

           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among
First USA Bank, NA, as Transferor and Servicer ("First USA"),
First USA Bank, NA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Master
Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 16, 1999,and with respect to the performance of the Trust during the month of July, 1999, is set forth below.
Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate
(a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

               A)  Information Regarding Distributions to
                   the Class A Certificateholders, per
                   $1,000 original certificate principal amount.

                   (1) The total amount of the
                   distribution to Class A
                   Certificateholders, per $1,000
                   original certificate principal amount                                           $       4.8355555

                   (2) The amount of the distribution
                   set forth in paragraph 1 above in
                   respect of interest on the Class A
                   Certificates, per $1,000 original
                   certificate principal amount                                                    $       4.8355555

                   (3) The amount of the distribution
                   set forth in paragraph 1 above in
                   respect of principal of the Class A
                   Certificates, per $1,000 original
                   certificate principal amount                                                    $       0.0000000


07/99                                                                     Page 2

               B)  Class A Investor Charge Offs and
                   Reimbursement of Charge Offs

                   (1) The amount of Class A Investor
                   Charge Offs                                                                     $       0.0000000

                   (2) The amount of Class A Investor
                   Charge Offs set forth in paragraph 1
                   above, per $1,000 original certificate
                   principal amount                                                                $       0.0000000

                   (3) The total amount reimbursed in
                   respect of Class A Investor Charge Offs                                         $       0.0000000

                   (4) The amount set forth in paragraph
                   3 above, per $1,000 original
                   certificate principal amount                                                    $       0.0000000

                   (5) The amount, if any, by which the
                   outstanding principal balance of the
                   Class A Certificates exceeds the Class
                   A Invested Amount after giving effect
                   to all transactions on such Distribution Date                                   $       0.0000000

               C)  Information Regarding Distributions to
                   the Class B Certificateholders, per
                   $1,000 original certificate principal amount.

                   (1) The total amount of the
                   distribution to Class B
                   Certificatedholders, per $1,000
                   original certificate principal amount                                           $       4.9466666

                   (2) The amount of the distribution
                   set forth in paragraph 1 above in
                   respect of interest on the Class B
                   Certificates, per $1,000 original
                   cerificate principal amount                                                     $       4.9466666

                   (3) The amount of the distribution
                   set forth in paragraph 1 above in
                   respect of principal on the Class B
                   Certificates, per $1,000 original
                   cerificate principal amount                                                     $       0.0000000



07/99                                                                     Page 3

               D)  Class B Investor Charge Offs and
                   Reimbursement of Charge Offs

                   (1) The amount of Class B Investor
                   Charge Offs                                                                     $       0.0000000

                   (2) The amount of Class B Investor
                   Charge Offs set forth in paragraph 1
                   above, per $1,000 original certificate
                   principal amount                                                                $       0.0000000

                   (3) The total amount reimbursed in
                   respect of Class B Investor Charge Offs                                         $       0.0000000

                   (4) The amount set forth in paragraph
                   3 above, per $1,000 original
                   certificate principal amount                                                    $       0.0000000

                   (5) The amount, if any, by which the
                   outstanding principal balance of the
                   Class B Certificates exceeds the Class
                   B Invested Amount after giving effect
                   to all transactions on such
                   Distribution Date                                                               $       0.0000000


                                              First USA Bank, NA,
                                              as Servicer


                                              By  /s/ Tracie H. Klein
                                                 -----------------------
                                                 Tracie H. Klein
                                                 First Vice President